Supplement dated April 18, 2011 to the prospectus listed below, as supplemented
	Prospectus	Prospectus
Fund	Material Number	Effective Date
RiverSource VP — Balanced Fund	S-6466-99 AE	April 30, 2010

The information under the caption “Principal Investment Strategies of the Fund” in the Summary of RiverSource VP — Balanced Fund section is hereby superseded and replaced with the following information:

Under normal circumstances, the Fund invests in a mix of equity and debt securities. Columbia Management Investment Advisers, LLC (the investment manager) allocates the Fund’s assets among equity and debt securities based on the investment manager’s assessment of the relative risks and returns of each asset class. The Fund will invest between 35% and 65% of net assets in each asset class.

With respect to its equity securities investments, which may include among other types of equity securities common stocks, preferred stocks and securities convertible into common or preferred stocks, the Fund invests primarily in equity securities of large-capitalization companies.

With respect to its debt securities investments, the Fund invests primarily in securities that, at the time of purchase, are rated investment grade or are unrated but determined by the investment manager to be of comparable quality. These securities include debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, mortgage- and other asset-backed securities, and other intermediate- to long-term debt securities. The Fund may invest up to 10% of total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined by the investment manager to be of comparable quality, which are commonly referred to as “junk bonds.”

The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Foreign securities include equity and fixed-income securities of foreign issuers.

The Fund may invest in derivatives such as futures (including treasury futures) and forward contracts, including, but not limited to TBA (To Be Announced) mortgage-backed securities. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The information under the caption “Principal Investment Strategies of the Fund” in the More Information about the Funds section for RiverSource VP — Balanced Fund is hereby superseded and replaced with the following information:

Under normal circumstances, the Fund invests in a mix of equity and debt securities. Columbia Management Investment Advisers, LLC (the investment manager) allocates the Fund’s assets among equity and debt securities based on the investment manager’s assessment of the relative risks and returns of each asset class. The Fund will invest between 35% and 65% of net assets in each asset class.

With respect to its equity securities investments, which may include among other types of equity securities common stocks, preferred stocks and securities convertible into common or preferred stocks, the Fund invests primarily in equity securities of large-capitalization companies. The investment manager evaluates the relative attractiveness of each potential investment in constructing the Fund’s portfolio by considering a wide variety of factors which may include, among other factors, valuation, fundamentals, quantitative analysis and economic and market expectations.

With respect to its debt securities investments, the Fund invests primarily in securities that, at the time of purchase, are rated investment grade or are unrated but determined by the investment manager to be of comparable quality. These securities include debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, mortgage- and other asset-backed securities, and other intermediate- to long-term debt securities. The Fund may invest up to 10% of total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined by the investment manager to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Foreign securities include equity and fixed-income securities of foreign issuers.

The Fund may invest in derivatives such as futures (including treasury futures) and forward contracts, including, but not limited to TBA (To Be Announced) mortgage-backed securities. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The investment manager may sell a security when the Fund’s asset allocation changes; when the security’s price reaches a target set by the investment manager; if the investment manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The information under the caption “Principal Risks of Investing in the Fund” in the Summary of RiverSource VP — Balanced Fund section is hereby revised to delete Sector Risk and to include the following:

Allocation Risk — The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Derivatives Risk — Futures Contracts. The Fund may enter into futures contracts, including treasury futures for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Derivatives Risk — Forward Contracts. The Fund may enter into forward contracts (or forwards) for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to Counterparty Credit Risk. For a description of the risks associated with mortgage-backed securities, see “Mortgage-Related and Other Asset-Backed Risks” below.

Mortgage-Related and Other Asset-Backed Risks. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Reinvestment Risk — Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

The information under the caption “Principal Risks of Investing in the Fund” in the More Information about the Funds section for RiverSource VP — Dynamic Equity Fund is hereby revised to delete Sector Risk and to include the following:

•	Allocation Risk
•	Derivatives Risk — Futures Contracts
•	Derivatives Risk — Forward Contracts
•	Mortgage Related and Other Asset-Backed Risks
•	Reinvestment Risk

The information under the caption “Descriptions of the Principal Risks of Investing in the Funds” is hereby revised to delete RiverSource VP — Balanced Fund from the list of Funds that are subject to Sector Risk and to add RiverSource VP — Balanced Fund to the list of Funds that are subject to Allocation Risk, Derivatives Risk — Futures Contracts, Derivatives Risk — Forward Contracts, Mortgage Related and Other Asset Backed Securities Risks and Reinvestment Risk.

The PAST PERFORMANCE section in the Summary of RiverSource VP — Balanced Fund section is hereby revised to reflect the replacement of the Russell 1000 Value Index with the S&P 500 Index and the removal of the Blended Index. There is no change to the Barclays Capital U.S. Aggregate Bond Index.

The information in the “Summary of RiverSource VP — Balanced Fund” under the caption “Fund Management” is hereby revised and replaced with the following:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Guy Pope, CFA	Portfolio Manager	2011
Leonard Aplet, CFA	Portfolio Manager	2011
Brian Lavin, CFA	Portfolio Manager	2011
Ronald Stahl, CFA	Portfolio Manager	2011
Gregory Liechty	Portfolio Manager	2011

The portfolio managers responsible for the Fund’s day-to-day portfolio management, as described in the “More Information About the Funds” section of the Fund’s prospectus under the caption “Portfolio Management” is superseded and replaced as follows:

Portfolio Managers. The Fund is allocated among equity and fixed income asset classes. The portfolio manager responsible for the day-to-day management of the equity portion of the Fund is:

Guy W. Pope, CFA, Portfolio Manager

•	Managed the Fund since 2011.
•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1993.
•	Began investment career in 1993.
•	BA, Colorado College; MBA — Northwestern University.

The portfolio managers responsible for the day-to-day management of the fixed-income portion of the Fund are:

Leonard A. Aplet, CFA, Portfolio Manager

•	Managed the Fund since 2011.
•	Managing Director and head of short duration fixed-income for the investment manager.
•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1987.
•	Began investment career in 1978.
•	BS, Oregon State; MBA — Finance, University of California at Berkeley.

Gregory S. Liechty, Portfolio Manager

•	Managed the Fund since 2011.
•	Director and Senior Fixed-Income Portfolio Manager for the investment manager.
•	MBS/ABS sector leader for the investment manager’s short duration strategy and member of the structured assets portfolio management team.
•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 2005.
•	Began investment career in 1995.
•	BA and MBA, University of North Florida.

Ronald B. Stahl, CFA, Portfolio Manager

•	Managed the Fund since 2011.
•	Corporate sector leader for the investment manager’s short duration strategy and member of the investment grade corporate portfolio management team.
•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1998.
•	Began investment career in 1998.
•	BS, Oregon State University; MBA, Portland State University.

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since 2011.
•	Sector Manager on the high yield fixed income sector team.
•	Joined the investment manager in 1994 as a high yield analyst.
•	Began investment career in 1986.
•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

S-6466-153 A (4/11)